                                  REGIS CORPORATION

    Reference is made to the Private Shelf Agreement (the "Agreement"), dated as of July 25, 1995 between Regis Corporation (the "Company"), on the one hand, and The Prudential Insurance Company of America ("Prudential") and each Prudential Affiliate which becomes party thereto, on the other hand. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

    Prudential or the Prudential Affiliate which is named below as a Purchaser of Notes hereby confirms the representations as to such Notes set forth in paragraph 9 of the Agreement, and agrees to be bound by the provisions of paragraphs 2E and 2G of the Agreement relating to the purchase and sale of such Notes and by the provisions of the penultimate sentence of paragraph 11A of the Agreement.

    Pursuant to paragraph 2E of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

I.  Accepted Notes: Aggregate principal
    amount $5,000,000

                   (a) Name of Purchaser: The Prudential Insurance Company of America
                   (b)  Principal amount: $5,000,000
                   (c)  Final maturity date: July 1, 2003
                   (d)  Principal prepayment dates and amounts: None
                   (e)  Interest rate: 7.99%
                   (f)  Interest payment period: Quarterly
                   (g) Payment and notice instructions: As set forth on attached Purchaser Schedule

II. Closing Day: June 10, 1996

Dated: June 5, 1996               REGIS CORPORATION


                                  By: /s/ Myron Kunin
                                     -------------------------
                                  Title: Chairman
                                        ----------------------

                                  THE PRUDENTIAL INSURANCE COMPANY
                                   OF AMERICA


                                  By: /s/ P. Scott von Fischer
                                     -------------------------
                                     Vice President


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                                  PURCHASER SCHEDULE
                                    SERIES B NOTES
                                  REGIS CORPORATION

                                                 Aggregate
                                                 Principal
                                                 Amount of
                                                 Notes to be    Note Denom-
                                                 Purchased      ination(s)
                                                 -----------    -----------

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA      $5,000,000     $5,000,000
(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

    Account No. 050-54-526
    Morgan Guaranty Trust Company of New York
    23 Wall Street
    New York, New York 10015
    (ABA No.: 021-000-238)

    Each such wire transfer shall set
    forth the name of the Company, a
    reference to "7.99% Senior Notes
    due July 1, 2003, Security No.
    !INV5356!," and the due date and
    application (as among principal,
    interest and Yield-Maintenance
    Amount) of the payment being made.

(2) Address for all notices relating to
    payments:

    The Prudential Insurance Company of
    America
    c/o Prudential Capital Group
    Four Gateway Center
    100 Mulberry Street
    Newark, New Jersey 07102

    Attention: Manager, Investment
    Operations Group
    Telephone: (201) 802-5260
    Telecopy: (201) 802-8055

(3) Address for all other communications and notices:

    The Prudential Insurance Company of
    America
    c/o Prudential Capital Group
    Two Prudential Plaza
    180 North Stetson Street, Suite 5600
    Chicago, Illinois 60601-6716

    Attention: Managing Director
    Telecopy: (312) 540-4222

(4) Recipient of telephonic prepayment
    notices:

    Manager, Investment Structure and
    Pricing
    Telephone: (201) 802-6660
    Telecopy: (201) 802-9425

(5) Tax Identification No.: 22-1211670